UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08081

Name of Fund:  BlackRock MuniHoldings Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniHoldings Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/07

Date of reporting period: 05/01/06 - 10/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES  BLACKROCK SOLUTIONS  EQUITIES  FIXED INCOME  LIQUIDITY
REAL ESTATE


Semi-Annual Reports

OCTOBER 31, 2006


(BLACKROCK logo)


BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Insured Fund, Inc.


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. seek to provide shareholders with current income exempt from federal income taxes by investing primarily in portfolios of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. Under normal circumstances, BlackRock MuniHoldings Insured Fund, Inc. invests at least 80% of its total assets in municipal bonds that are covered by insurance.

These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Fund's portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Insured Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Insured Fund, Inc.


Quality Profiles as of October 31, 2006


                                               Percent of
BlackRock MuniHoldings Fund, Inc. by             Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           37.8%
AA/Aa                                              7.4
A/A                                               13.8
BBB/Baa                                           16.4
BB/Ba                                              0.8
B/B                                                1.7
CCC/Caa                                            2.2
NR                                                19.2
Other*                                             0.7

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



                                               Percent of
BlackRock MuniHoldings Insured                   Total
Fund, Inc. by S&P/Moody's Rating              Investments

AAA/Aaa                                           91.2%
AA/Aa                                              3.5
A/A                                                1.1
BBB/Baa                                            3.3
Other*                                             0.9

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg*, Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


 * Mr. Zinbarg is expected to retire from the Board of Directors effective January 1, 2007.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol

MHD  BlackRock MuniHoldings Fund, Inc.
MUS  BlackRock MuniHoldings Insured Fund, Inc.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



A Letter to Shareholders



Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +6.11%         +16.34%
Small cap U.S. equities (Russell 2000 Index)                            +0.90          +19.98
International equities (MSCI Europe, Australasia, Far East Index)       +3.77          +27.52
Fixed income (Lehman Brothers Aggregate Bond Index)                     +4.60          + 5.19
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +4.12          + 5.75
High yield bonds (Credit Suisse High Yield Index)                       +4.66          +10.29


The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Manager


The Funds provided competitive total returns and above-average yields relative to their Lipper peers, as we continued our efforts to enhance the level of income provided to shareholders while muting net asset value volatility.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields generally moved lower during the six-month period as bond prices, which move opposite of yields, rose. Early in the reporting period, bond prices remained low as investors focused on solid U.S. economic growth and rising commodity prices, which engendered fears of inflation. Bond prices began to improve in late June as the economic data started to weaken. Bond price improvement accelerated after the Federal Reserve Board (the Fed) opted to refrain from raising the target interest rate at its August 8 meeting, a move that came after 17 consecutive interest rate hikes since June 2004. Additionally, declines in oil prices, and especially gasoline prices, helped to reverse earlier inflationary concerns and further supported bond prices.

Over the past six months, 30-year U.S. Treasury bond yields fell 45 basis points (.45%) to 4.72%. The recent Fed pause allowed the intermediate sector of the bond market to improve, and the 10-year Treasury yield declined 46 basis points to 4.61%. The tax-exempt bond market generally mimicked its taxable counterpart throughout most of the reporting period. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 46 basis points to 4.07%, while AAA-rated issues maturing in 10 years saw their yields decline 44 basis points to 3.64%.

Demand for municipal product by retail and institutional investors has remained very strong despite the recent decline in bond yields. The strong demand is reflected in continued flows into long-term, tax-exempt mutual funds. As reported by the Investment Company Institute, long-term municipal bond funds saw net new cash inflows of more than $1.3 billion during September 2006, a material increase from $344 million in July and $283 million in June. During the first nine months of the year, long-term tax-exempt bond funds had net new cash flows of over $9.6 billion, a 43% increase compared to the same period a year earlier. Recent weekly fund flows, reported by AMG Data, averaged $416 million in October 2006, well above the July average of $247 million and the year-to-date weekly average of $315 million.

Also supporting municipal bond price improvement has been a decline in new issuance. In the first 10 months of 2006, more than $295 billion in new long-term municipal bonds was underwritten, a decline of over 12.5% versus the same period a year ago. Notably, after declining for much of the year, refunding activity increased slightly in October as the lower interest rate environment sparked an increase in refinancing activity. On a year-to-date basis, however, refunding activity has declined over 50% relative to last year's refunding issuance.

Looking ahead, the positive technical framework in the municipal marketplace suggests that the tax-exempt market should continue to perform well. New supply is expected to remain manageable and tax-exempt bond yield ratios remain in their recent range of 86% - 89% of comparable long-term U.S. Treasury yields, well within their recent historic norms. These ratios argue for continued strong demand from non-traditional, arbitrage-related accounts, which continue to be attracted to the municipal bond market given its relatively steep yield curve. Taken together, these factors suggest that the municipal market is poised to continue to perform well as we approach year-end.


BlackRock MuniHoldings Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended October 31, 2006, the Common Stock of BlackRock MuniHoldings Fund, Inc. had net annualized yields of 5.53% and 5.48%, based on a period-end per share net asset value of $16.57 and a per share market price of $16.71, respectively, and $.462 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.65%, based on a change in per share net asset value from $16.14 to $16.57, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, paced the +5.66% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



As in prior reporting periods, Fund performance continued to be driven by our exposure to lower-rated, higher-yielding credits. As credit spreads contracted marginally throughout the period, lower-rated instruments outperformed the broader market and provided incremental yield for the Fund. It should be noted that the spread contraction trend that we witnessed over the past three years did slow considerably during this six-month period and, as such, the benefits of our spread product exposure decreased. Still, positive security selection contributed to competitive relative performance for the Fund.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Activity during the reporting period was focused on taking advantage of the further flattening of the municipal yield curve, as well as improving the overall quality and diversification of the portfolio. We focused our buying activity in the 10-year - 15-year maturity range. While we have been reluctant to fund these purchases by selling bonds at the long end of the curve, which may yet benefit from additional flattening, we believe the Fund will be better served by a shift to the intermediate range.

In addition to pursuing our yield curve strategy, we also sought opportunities to reduce our weighting in non-investment grade, high yield bonds. Given the demand for high yield issues that was initially sparked by high call activity in the low interest rate environment of the past few years, we were able to sell bonds that we believed had become overvalued and were unlikely to continue their outperformance. Despite the loss of yield associated with our reductions in high yield paper, the Fund performed quite well throughout the six-month period as the high yield positions that were retained in the portfolio, particularly those in the health care and airline sectors, continued to outperform.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.51% for Series A, 3.45% for Series B and 3.36% for Series C. The Fed raised short-term interest rates twice during the six-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower as the period progressed. The municipal yield curve maintained its positive slope and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 7 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the Fund was neutrally positioned in terms of interest rate risk, and our exposure to lower-rated securities had been reduced. Our yield curve outlook changed during the period as it became likely that the Fed would pause in its monetary tightening program, which it did in the third quarter of 2006. With the majority of the curve flattening likely behind us, we began the process of reducing our exposure to the long end of the curve over the reporting period. Where we now see the most attractive value is closer to the middle of the curve, around the 10-year - 15-year range. We will continue to use periods of market strength to sell high yield issues and those at the long end of the yield curve in order to further improve the portfolio's credit quality and allocate more assets to the intermediate part of the curve.


BlackRock MuniHoldings Insured Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended October 31, 2006, the Common Stock of BlackRock MuniHoldings Insured Fund, Inc. had net annualized yields of 4.44% and 4.88%, based on a period-end per share net asset value of $14.22 and a per share market price of $12.93, respectively, and $.318 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.71%, based on a change in per share net asset value from $13.80 to $14.22, and assuming reinvestment of all distributions.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



A Discussion With Your Funds' Portfolio Manager (concluded)


The Fund's total return, based on net asset value, exceeded the +5.07% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's high accrual rate contributed to its outperformance, and also allowed us to provide shareholders with an above-average yield. Essentially, we maintained our holdings in five-year - 10-year prerefunded bonds, which offered higher yields than those currently available in the municipal market. Meanwhile, the effect of our yield curve strategy was somewhat muted. For most of the period, the Fund was overweight in bonds with maturities greater than 20 years. This benefited performance as the yield curve flattened and longer-term bonds outperformed short-term issues. However, we avoided the longest maturities
(30 years and greater) given the interest rate risk associated with longer-duration products. This hindered performance somewhat as the 30-year sector outperformed the rest of the municipal market.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Throughout the period, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. The lack of new-issue supply and increased demand for municipal bonds caused spreads to narrow in all sectors of the municipal market. In light of the tight spreads, we increased our exposure to tax-exempt bonds in high demand states, such as New York and New Jersey. We believe this strategy should prove beneficial with any shift in the demand/supply imbalance.

We also started shifting the Fund's focus from the 20-year sector of the yield curve to the 10-year - 15-year area. The flattening of the curve has enabled this restructuring to be accomplished with very little yield sacrifice and, we believe, positions the Fund for favorable performance should the municipal yield curve resteepen in the future.

For the six months ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.43% for Series A and 3.45% for Series B. The Fed raised short-term interest rates twice during the six-month reporting period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower as the period progressed. The municipal yield curve maintained its positive slope and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 7 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was fully invested and market neutral with respect to interest rate risk. After concentrating on the long end of the yield curve for some time, we are shifting our focus back down the curve somewhat given the possibility that the yield curve flattening trend is nearing its conclusion. Overall, we continue to emphasize competitive yield and preservation of net asset value in our management of the portfolio.


Theodore R. Jaeckel Jr., CFA
Portfolio Manager
BlackRock MuniHoldings Fund, Inc.


Robert D. Sneeden
Portfolio Manager
BlackRock MuniHoldings Insured Fund, Inc.


November 29, 2006


Effective October 2, 2006, Portfolio Manager Theodore R. Jaeckel Jr. assumed responsibility for the day-to-day management of BlackRock MuniHoldings Fund's portfolio and Portfolio Manager Robert D. Sneeden assumed responsibility for the day-to-day management of BlackRock MuniHoldings Insured Fund's portfolio. Mr. Jaeckel is a Managing Director with BlackRock, Inc. (BlackRock). Previously, he was a Managing Director in the Municipal Tax-Exempt Fund Management group with Merrill Lynch Investment Managers (MLIM) from 2005 to 2006, a Director thereof from 1997 to 2005 and a Vice President from 1991 to 1997. Mr. Sneeden is a Director with BlackRock since 2006. Previously, he was a Director in the Municipal Tax-Exempt Fund Management group with MLIM from 2005 to 2006, a Vice President thereof from 1998 to 2005 and an Assistant Vice President from 1994 to 1998.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of October 31, 2006, BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 35.22% and 42.24% of total net assets, respectively, before the deduction of Preferred Stock.

As a part of their investment strategy, tAt October 31, 2006, the leverage amount of BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. was 35.22% and 42.24%, respectively, of total net assets, before the deduction of Preferred Stock. The Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Proxy Results                                 BlackRock MuniHoldings Fund, Inc.


During the six-month period ended October 31, 2006, BlackRock MuniHoldings Fund, Inc.'s Common Stock shareholders voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
To elect the Fund's Directors:         Robert C. Doll, Jr.               10,264,008          537,787
                                       Cynthia A. Montgomery             10,253,218          548,577
                                       Jean Margo Reid                   10,253,218          548,577
                                       Roscoe S. Suddarth                10,265,674          536,121
                                       Edward D. Zinbarg                 10,264,430          537,365


During the six-month period ended October 31, 2006, BlackRock MuniHoldings Fund, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
To elect the Fund's Directors:         Ronald W. Forbes                    3,041                13
                                       Richard R. West                     3,038                16


During the six-month period ended October 31, 2006, BlackRock MuniHoldings Fund, Inc.'s Common Stock and Preferred Stock shareholders voted on the following proposals, which were approved at an annual shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted     Shares Voted     Shares Voted
                                                                 For            Against          Abstain
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                                 7,584,798         182,794          401,314

To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                                 7,554,653         173,284          440,969


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Proxy Results                         BlackRock MuniHoldings Insured Fund, Inc.



During the six-month period ended October 31, 2006, BlackRock MuniHoldings Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:




                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
To elect the Fund's Directors:         Robert C. Doll, Jr.               8,402,992           549,805
                                       Cynthia A. Montgomery             8,406,193           546,604
                                       Jean Margo Reid                   8,404,955           547,842
                                       Roscoe S. Suddarth                8,405,093           547,704
                                       Edward D. Zinbarg                 8,405,093           547,704



During the six-month period ended October 31, 2006, BlackRock MuniHoldings Insured Fund, Inc.'s Preferred Stock (Series A & B) shareholders voted on the following proposal, which was approved at an annual shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:

                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
To elect the Fund's Directors: Ronald W. Forbes and Richard R. West        3,562                66


During the six-month period ended October 31, 2006, BlackRock MuniHoldings Insured Fund, Inc.'s Common Stock and Preferred Stock shareholders voted on the following proposals, which were approved at an annual shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted     Shares Voted     Shares Voted
                                                                 For            Against          Abstain
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                                 6,412,269         271,702          307,014

To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                                 6,416,597         269,770          304,618


Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniHoldings Fund, Inc.                                (In Thousands)


       Face
     Amount   Municipal Bonds                                             Value

Alabama--2.9%

    $ 1,750   Camden, Alabama, IDB, Exempt Facilities Revenue
                Bonds (Weyerhaeuser Company), Series A, 6.125%
                due 12/01/2024                                         $  1,930
      4,550   Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A, 5% due 1/01/2024               4,767


Arizona--3.1%

              Maricopa County, Arizona, IDA, Education Revenue
                Bonds (Arizona Charter Schools Project 1), Series A:
        900        6.50% due 7/01/2012                                      913
      2,200        6.75% due 7/01/2029                                    2,210
      2,215   Phoenix, Arizona, IDA, Airport Facility, Revenue
                Refunding Bonds (America West Airlines Inc.
                Project), AMT, 6.30% due 4/01/2023                        2,261
      1,000   Pinal County, Arizona, COP, 5% due 12/01/2029               1,037
        610   Show Low, Arizona, Improvement District Number 5,
                Special Assessment Bonds, 6.375% due 1/01/2015              627


Arkansas--0.9%

      2,000   University of Arkansas, University Construction
                Revenue Bonds (UAMS Campus), Series B, 5%
                due 11/01/2023 (h)                                        2,122


California--19.1%

        875   Agua Caliente Band of Cahuilla Indians, California,
                Casino Revenue Bonds, 5.60% due 7/01/2013                   911
      2,965   California Infrastructure and Economic Development
                Bank, Insured Revenue Bonds (Rand Corporation),
                Series A, 5.50% due 4/01/2032 (b)                         3,199
              California State, GO:
        300        5.50% due 4/01/2014 (i)                                  337
      2,200        5.50% due 4/01/2028                                    2,431
      6,800   California State Public Works Board, Lease Revenue
                Bonds (Department of Corrections), Series C, 5.25%
                due 6/01/2028                                             7,238
      3,870   California Statewide Communities Development
                Authority, Health Facility Revenue Bonds (Memorial
                Health Services), Series A, 6% due 10/01/2023             4,309
      2,000   East Side Union High School District, California, Santa
                Clara County, GO (Election of 2002), Series D, 5%
                due 8/01/2021 (k)                                         2,149
      1,165   Golden State Tobacco Securitization Corporation of
                California, Tobacco Settlement Revenue Bonds,
                Series A-3, 7.875% due 6/01/2042                          1,432
      8,745   Los Angeles, California, Unified School District, GO,
                Series A, 5% due 1/01/2028 (h)                            9,247
              Montebello, California, Unified School District,
                GO (c)(m):
      2,405        5.61% due 8/01/2022                                    1,219
      2,455        5.61% due 8/01/2023                                    1,186
      2,095   Oceanside, California, Unified School District,
                GO (Election of 2000), Series C, 5.25%
                due 8/01/2032 (h)                                         2,238



       Face
     Amount   Municipal Bonds                                             Value

California (concluded)

    $ 3,490   Sequoia, California, Unified High School District,
                GO, Refunding, Series B, 5.50% due 7/01/2035 (e)       $  3,912
      1,000   Sunnyvale, California, School District, GO (Election
                of 2004), Series A, 5% due 9/01/2026 (e)                  1,067
      2,915   Tustin, California, Unified School District, Senior
                Lien Special Tax Bonds (Community Facilities
                District Number 97-1), Series A, 5% due 9/01/2032 (e)     3,035


Colorado--1.7%

      2,645   Elk Valley, Colorado, Public Improvement Revenue
                Bonds (Public Improvement Fee), Series A, 7.35%
                due 9/01/2031                                             2,823
      1,000   Plaza Metropolitan District Number 1, Colorado,
                Tax Allocation Revenue Bonds (Public Improvement
                Fees), 8.125% due 12/01/2025                              1,007


Connecticut--2.4%

      2,165   Connecticut State Development Authority, Airport
                Facility Revenue Bonds (Learjet Inc. Project), AMT,
                7.95% due 4/01/2026                                       2,607
      2,735   Connecticut State Development Authority, IDR (AFCO
                Cargo BDL-LLC Project), AMT, 8% due 4/01/2030             2,972


Florida--8.0%

      2,340   Miami-Dade County, Florida, Subordinate Special
                Obligation Revenue Bonds, Series A, 5.24%
                due 10/01/2037 (h)(m)                                       494
              Midtown Miami, Florida, Community Development
                District, Special Assessment Revenue Bonds:
      2,250        Series A, 6.25% due 5/01/2037                          2,464
      2,550        Series B, 6.50% due 5/01/2037                          2,832
      3,225   Orange County, Florida, Health Facilities Authority,
                Hospital Revenue Bonds (Orlando Regional
                Healthcare), 6% due 12/01/2012 (i)                        3,620
      2,095   Orlando, Florida, Greater Orlando Aviation Authority,
                Airport Facilities Revenue Bonds (JetBlue Airways
                Corp.), AMT, 6.50% due 11/15/2036                         2,193
        800   Orlando, Florida, Urban Community Development
                District, Capital Improvement Special Assessment
                Bonds, Series A, 6.95% due 5/01/2033                        864
        725   Palm Coast Park Community Development District,
                Florida, Special Assessment Revenue Bonds, 5.70%
                due 5/01/2037                                               740
      1,645   Preserve at Wilderness Lake, Florida, Community
                Development District, Capital Improvement Bonds,
                Series A, 5.90% due 5/01/2034                             1,714
      1,000   Tern Bay Community Development District, Florida,
                Capital Improvement Revenue Refunding Bonds,
                Series A, 5.375% due 5/01/2037                            1,014
      2,300   West Villages Improvement District, Florida, Special
                Assessment Revenue Refunding Bonds (Unit of
                Development Number 2), 5.80% due 5/01/2036                2,397



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
DATES       Daily Adjustable Tax-Exempt Securities
EDA         Economic Development Authority
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
VRDN        Variable Rate Demand Notes



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniHoldings Fund, Inc.                                (In Thousands)


       Face
     Amount   Municipal Bonds                                             Value

Georgia--0.8%

    $ 1,750   Atlanta, Georgia, Tax Allocation Bonds (Atlantic
                Station Project), 7.90% due 12/01/2024                 $  1,947


Illinois--3.7%

        695   Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                Project), 8% due 10/01/2016                                 711
      1,000   Chicago, Illinois, O'Hare International Airport, Special
                Facility Revenue Refunding Bonds (American Airlines
                Inc. Project), 8.20% due 12/01/2024                       1,031
      1,200   Chicago, Illinois, Special Assessment Bonds (Lake
                Shore East), 6.75% due 12/01/2032                         1,300
      4,000   Illinois HDA, Homeowner Mortgage Revenue Bonds,
                AMT, Sub-Series C-2, 5.35% due 2/01/2027                  4,127
        700   Illinois State Finance Authority Revenue Bonds
                (Landing At Plymouth Place Project), Series A, 6%
                due 5/15/2025                                               741
        625   Naperville, Illinois, IDR (General Motors Corporation),
                Refunding, VRDN, 8% due 12/01/2012 (f)                      625


Indiana--2.6%

      8,985   Allen County, Indiana, Redevelopment District Tax
                Increment Revenue Bonds (General Motors
                Development Area), 7% due 5/15/2008 (i)(m)                6,038


Kentucky--0.9%

      2,000   Louisville and Jefferson Counties, Kentucky,
                Metropolitan Sewer District, Sewer and Drain
                System Revenue Bonds, Series A, 5.50%
                due 5/15/2034 (h)                                         2,173


Louisiana--4.3%

      4,115   Louisiana Public Facilities Authority, Hospital Revenue
                Bonds (Franciscan Missionaries of Our Lady Health
                System, Inc.), Series A, 5.25% due 8/15/2036              4,352
      1,750   New Orleans, Louisiana, Financing Authority Revenue
                Bonds (Xavier University of Louisiana Project), 5.30%
                due 6/01/2026 (h)                                         1,846
      3,540   New Orleans, Louisiana, GO (Public Improvements),
                5% due 10/01/2033 (h)                                     3,688


Maryland--2.9%

      1,875   Anne Arundel County, Maryland, Special Obligation
                Revenue Bonds (Arundel Mills Project), 7.10%
                due 7/01/2009 (i)                                         2,073
      1,760   Maryland State Economic Development Corporation,
                Student Housing Revenue Bonds (University of
                Maryland College Park Project), 6% due 6/01/2013 (i)      1,990
      2,750   Maryland State Energy Financing Administration,
                Limited Obligation Revenue Bonds (Cogeneration-AES
                Warrior Run), AMT, 7.40% due 9/01/2019                    2,771


Massachusetts--3.6%

      2,900   Massachusetts State, HFA, Housing Revenue Bonds,
                AMT, Series A, 5.25% due 12/01/2048                       2,994
      5,000   Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A, 5%
                due 8/15/2030 (e)                                         5,310


Michigan--2.6%

      1,400   Flint, Michigan, Hospital Building Authority, Revenue
                Refunding Bonds (Hurley Medical Center), Series A,
                6% due 7/01/2020 (a)                                      1,526
      3,000   Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds (Detroit Edison Company
                Pollution Control Project), AMT, Series B, 5.65%
                due 9/01/2029                                             3,177



       Face
     Amount   Municipal Bonds                                             Value

Michigan (concluded)

    $ 1,300   Michigan State Strategic Fund, PCR (General
                Motors Corporation Project), VRDN, 7.10%
                due 12/01/2008 (f)                                     $  1,300


Minnesota--1.7%

      3,500   Minneapolis, Minnesota, Community Development
                Agency, Supported Development Revenue Refunding
                Bonds, Series G-3, 5.45% due 12/01/2011 (i)               3,797


Mississippi--5.3%

      7,675   Claiborne County, Mississippi, PCR, Refunding (System
                Energy Resources Inc. Project), 6.20% due 2/01/2026       7,680
      2,500   Mississippi Business Finance Corporation, Mississippi,
                PCR, Refunding (System Energy Resources Inc.
                Project), 5.90% due 5/01/2022                             2,508
              Mississippi Development Bank, Special Obligation
                Revenue Refunding Bonds (Gulfport Water and
                Sewer System Project) (e):
      1,000        5.25% due 7/01/2017                                    1,114
        810        5.25% due 7/01/2019                                      898


Missouri--1.4%

      1,915   Fenton, Missouri, Tax Increment Revenue Refunding
                and Improvement Bonds (Gravois Bluffs), 7%
                due 10/01/2011 (i)                                        2,216
      1,000   Missouri State Development Finance Board,
                Infrastructure Facilities Revenue Refunding
                Bonds (Branson), Series A, 5.50% due 12/01/2032           1,048


New Jersey--12.7%

              New Jersey EDA, Cigarette Tax Revenue Bonds:
      5,385        5.75% due 6/15/2029                                    5,859
      2,280        5.75% due 6/15/2034                                    2,465
              New Jersey EDA, Retirement Community Revenue
                Bonds, Series A:
      1,475        (Cedar Crest Village Inc. Facility), 7.25%
                   due 11/15/2031                                         1,604
      2,600        (Seabrook Village Inc.), 8.25% due 11/15/2030          2,902
      1,965   New Jersey EDA, School Facilities Construction
                Revenue Bonds, Series O, 5.125% due 3/01/2030             2,092
              New Jersey EDA, Special Facility Revenue Bonds
                (Continental Airlines Inc. Project), AMT:
      1,000        6.625% due 9/15/2012                                   1,071
      2,950        6.25% due 9/15/2029                                    3,049
      3,325   New Jersey Health Care Facilities Financing Authority
                Revenue Bonds (South Jersey Hospital), 6%
                due 7/01/2012 (i)                                         3,700
      3,500   New Jersey State Turnpike Authority, Turnpike Revenue
                Bonds, Series C, 5% due 1/01/2030 (e)                     3,709
      2,315   Tobacco Settlement Financing Corporation of
                New Jersey, Asset-Backed Revenue Bonds, 7%
                due 6/01/2041                                             2,679


New Mexico--2.7%

      2,000   Farmington, New Mexico, PCR, Refunding (Public
                Service Company of New Mexico--San Juan
                Project), Series A, 6.30% due 12/01/2016                  2,043
      3,720   New Mexico Finance Authority, Senior Lien State
                Transportation Revenue Bonds, Series A, 5.125%
                due 6/15/2018 (h)                                         4,038



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniHoldings Fund, Inc.                                (In Thousands)


       Face
     Amount   Municipal Bonds                                             Value

New York--14.1%

    $ 1,185   Dutchess County, New York, IDA, Civic Facility
                Revenue Refunding Bonds (Saint Francis Hospital),
                Series A, 7.50% due 3/01/2029                          $  1,306
        535   New York City, New York, City IDA, Civic Facility
                Revenue Bonds, Series C, 6.80% due 6/01/2028                590
              New York City, New York, City IDA, Special Facility
                Revenue Bonds (Continental Airlines Inc. Project),
                AMT:
        725        8% due 11/01/2012                                        801
        725        8.375% due 11/01/2016                                    806
      9,115   New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds, Series A, 5%
              due 10/15/2020 (h)                                          9,821
      3,680   New York State Dormitory Authority Revenue Bonds
                (School Districts Financing Program), Series D,
                5.25% due 10/01/2023 (h)                                  3,974
              Tobacco Settlement Financing Corporation of New York
                Revenue Bonds:
      3,150        Series A-1, 5.50% due 6/01/2018                        3,417
      3,500        Series C-1, 5.50% due 6/01/2017                        3,756
      3,800        Series C-1, 5.50% due 6/01/2020 (c)                    4,150
      1,400        Series C-1, 5.50% due 6/01/2022                        1,528
      2,080   Westchester County, New York, IDA, Continuing Care
                Retirement, Mortgage Revenue Bonds (Kendal on
                Hudson Project), Series A, 6.50% due 1/01/2034            2,226


Oklahoma--0.7%

        200   Oklahoma State Industries Authority, Revenue Refunding
                Bonds (Integris Baptist), VRDN, Series B, 3.63%
                due 8/15/2029 (f)(h)                                        200
      1,425   Tulsa, Oklahoma, Municipal Airport Trust Revenue
                Refunding Bonds (AMR Corporation), AMT, Series A,
                5.375% due 12/01/2035                                     1,425


Pennsylvania--6.8%

      1,700   Bucks County, Pennsylvania, IDA, Retirement Community
                Revenue Bonds (Ann's Choice, Inc.), Series A, 6.25%
                due 1/01/2035                                             1,797
      3,500   Pennsylvania Economic Development Financing Authority,
                Exempt Facilities Revenue Bonds (National Gypsum
                Company), AMT, Series B, 6.125% due 11/01/2027            3,663
        725   Philadelphia, Pennsylvania, Authority for IDR,
                Commercial Development, 7.75% due 12/01/2017                727
      2,500   Philadelphia, Pennsylvania, Authority for IDR,
                Commercial Development (Days Inn), Refunding,
                Series B, 6.50% due 2/01/2007 (i)                         2,566
              Philadelphia, Pennsylvania, Authority for Industrial
                Development, Senior Living Revenue Bonds:
      1,105        (Arbor House, Inc. Project), Series E, 6.10%
                   due 7/01/2033                                          1,162
      1,245        (Saligman House Project), Series C, 6.10%
                   due 7/01/2033                                          1,310
        100   Philadelphia, Pennsylvania, Hospitals and Higher
                Education Facilities Authority, Hospital Revenue
                Refunding Bonds (Children's Hospital Project),
                VRDN, Series D, 3.61% due 7/01/2031 (f)(h)                  100
      3,500   Sayre, Pennsylvania, Health Care Facilities Authority
                Revenue Bonds (Guthrie Healthcare System),
                Series B, 7.125% due 12/01/2031                           4,195


Rhode Island--1.4%

      2,820   Rhode Island State Health and Educational Building
                Corporation, Hospital Financing Revenue Bonds
                (Lifespan Obligation Group), 6.50% due 8/15/2012 (i)      3,229



       Face
     Amount   Municipal Bonds                                             Value

South Carolina--1.6%

    $ 3,020   Medical University Hospital Authority, South Carolina,
                Hospital Facilities Revenue Refunding Bonds,
                Series A, 6.375% due 8/15/2012 (i)                     $  3,453


Tennessee--8.3%

      4,280   Hardeman County, Tennessee, Correctional Facilities
                Corporation Revenue Bonds, 7.75% due 8/01/2017            4,414
      4,575   Shelby County, Tennessee, Health, Educational and
                Housing Facility Board, Hospital Revenue Refunding
                Bonds (Methodist Healthcare), 6.50% due 9/01/2012 (i)     5,264
      3,400   Tennessee Educational Loan Revenue Bonds (Educational
                Funding South Inc.), AMT, Senior Series B, 6.20%
                due 12/01/2021                                            3,403
      5,200   Tennessee Energy Acquisition Corporation, Gas Revenue
                Bonds, Series A, 5.25% due 9/01/2026                      5,892


Texas--12.7%

      1,300   Alliance Airport Authority, Inc., Texas, Special
                Facilities Revenue Bonds (American Airlines Inc.
                Project), AMT, 7.50% due 12/01/2029                       1,326
      4,000   Austin, Texas, Convention Center Revenue Bonds
                (Convention Enterprises, Inc.), First Tier,
                Series A, 6.70% due 1/01/2028                             4,265
      1,000   Brazos River Authority, Texas, PCR, Refunding (TXU
                Energy Company LLC Project), Series B, 4.75%
                due 5/01/2029                                             1,000
      2,340   Brazos River Authority, Texas, Revenue Refunding
                Bonds (Reliant Energy, Inc. Project), Series B,
                7.75% due 12/01/2018                                      2,490
      3,655   Brazos River, Texas, Harbor Navigation District,
                Brazoria County Environmental Revenue Refunding
                Bonds (Dow Chemical Company Project), AMT,
                Series A-7, 6.625% due 5/15/2033                          4,100
        500   Harris County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Texas
                Children's Hospital), VRDN, Series B-1, 3.62%
                due 10/01/2029 (f)(h)                                       500
      1,800   Houston, Texas, Health Facilities Development
                Corporation, Retirement Facility Revenue Bonds
                (Buckingham Senior Living Community), Series A,
                7.125% due 2/15/2034                                      2,004
      3,000   Lower Colorado River Authority, Texas, PCR
                (Samsung Austin Semiconductor), AMT, 6.375%
                due 4/01/2027                                             3,094
      1,485   Matagorda County, Texas, Navigation District Number 1,
                Revenue Refunding Bonds (Reliant Energy, Inc.),
                Series C, 8% due 5/01/2029                                1,579
      1,425   Port Corpus Christi, Texas, Individual Development
                Corporation, Environmental Facilities Revenue Bonds
                (Citgo Petroleum Corporation Project), AMT, 8.25%
                due 11/01/2031                                            1,474
      4,455   Texas State Department of Housing and Community
                Affairs, Residential Mortgage Revenue Bonds, AMT,
                Series A, 5.70% due 1/01/2033 (d)                         4,515
      2,785   Texas State Department of Housing and Community
                Affairs, Residential Mortgage Revenue Refunding
                Bonds, AMT, Series B, 5.25% due 7/01/2022 (d)             2,874


Vermont--1.1%

      2,370   Vermont Educational and Health Buildings Financing
                Agency, Revenue Bonds (Developmental and Mental
                Health), Series A, 6% due 6/15/2017                       2,493



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniHoldings Fund, Inc.                                (In Thousands)


       Face
     Amount   Municipal Bonds                                             Value

Virginia--5.3%

    $ 1,150   Chesterfield County, Virginia, IDA, PCR (Virginia
                Electric and Power Company), Series A, 5.875%
                due 6/01/2017                                          $  1,245
      3,000   Fairfax County, Virginia, EDA, Resource Recovery
                Revenue Refunding Bonds, AMT, Series A, 6.10%
                due 2/01/2011 (b)                                         3,271
              Pocahontas Parkway Association, Virginia, Toll Road
                Revenue Bonds (i):
      3,825        Senior Series A, 5.50% due 8/15/2008                   4,027
      1,500        Senior Series B, 8.40% due 8/15/2008 (m)                 423
        300        Senior Series B, 8.80% due 8/15/2008 (m)                  80
      3,035   Tobacco Settlement Financing Corporation of
                Virginia, Asset Backed Revenue Bonds, 5.625%
                due 6/01/2037                                             3,238


Washington--0.6%

      1,360   Seattle, Washington, Housing Authority Revenue
                Bonds (Replacement Housing Project), 6.125%
                due 12/01/2032                                            1,397


Wisconsin--1.2%

              Wisconsin State Health and Educational Facilities
                Authority Revenue Bonds:
        825        (New Castle Place Project), Series A, 7%
                   due 12/01/2031                                           858
      1,755        (SynergyHealth Inc.), 6% due 11/15/2032                1,917


Puerto Rico--1.2%

        710   Puerto Rico Commonwealth, Public Improvement,
                GO, Refunding, Series B, 5.25% due 7/01/2032                767
      2,060   Puerto Rico Industrial, Medical and Environmental
                Pollution Control Facilities Financing Authority,
                Special Facilities Revenue Bonds (American Airlines
                Inc.), Series A, 6.45% due 12/01/2025                     2,090


U.S. Virgin Islands--1.7%

      3,460   Virgin Islands Government Refinery Facilities,
                Revenue Refunding Bonds (Hovensa Coker Project),
                AMT, 6.50% due 7/01/2021                                  3,903

              Total Municipal Bonds
              (Cost--$300,099)--140.0%                                  321,815



       Face
     Amount   Municipal Bonds Held in Trust (g)                           Value

California--3.2%

    $ 6,810   California Pollution Control Financing Authority,
                PCR, Refunding (Pacific Gas and Electric), AMT,
                Series A, 5.35% due 12/01/2016 (h)                     $  7,326


Maryland--5.1%

     10,835   Baltimore, Maryland, Convention Center Hotel
                Revenue Bonds, Senior Series A, 5.25%
                due 9/01/2039 (k)                                        11,780


New York--2.0%

      4,240   New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds, Series A, 5.25%
                due 10/15/2027 (b)                                        4,607


South Carolina--5.2%

     11,600   South Carolina State Ports Authority, Ports Revenue
                Bonds, AMT, 5.30% due 7/01/2026 (e)                      11,934


Texas--5.3%

     11,760   Harris County, Texas, Toll Road Revenue Refunding
                Bonds, Senior Lien, Series A, 5.25%,
                due 10/15/2027 (b)                                       12,347

              Total Municipal Bonds Held in Trust
              (Cost--$47,598)--20.8%                                     47,994



     Shares
       Held   Short-Term Securities

          9   Merrill Lynch Institutional Tax-Exempt Fund,
                3.38% (j)(l)                                                  9

              Total Short-Term Securities
              (Cost--$9)--0.0%                                                9

Total Investments (Cost--$347,706*)--160.8%                             369,818
Other Assets Less Liabilities--3.5%                                       7,997
Liability for Trust Certificates,
  Including Interest Expense Payable--(9.9%)                           (22,826)
Preferred Stock, at Redemption Value--(54.4%)                         (125,062)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  229,927
                                                                     ==========


* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       324,742
                                                    ===============
    Gross unrealized appreciation                   $        22,582
    Gross unrealized depreciation                             (129)
                                                    ---------------
    Net unrealized appreciation                     $        22,453
                                                    ===============


(a) ACA Insured.

(b) AMBAC Insured.

(c) FGIC Insured.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(g) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(h) MBIA Insured.

(i) Prerefunded.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net          Dividend
    Affiliate                                     Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund      --            --++

      ++ Amount is less than $1,000.


(k) XL Capital Insured.

(l) Represents the current yield as of October 31, 2006.

(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Schedule of Investments as of October 31, 2006

BlackRock MuniHoldings Insured Fund, Inc.                        (In Thousands)


       Face
     Amount   Municipal Bonds                                             Value

Alabama--1.3%

    $ 2,170   Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A, 5.50% due 1/01/2022         $  2,370


California--35.1%

              California State, GO:
        190        5.50% due 4/01/2014 (f)                                  214
      1,110        5.50% due 4/01/2028                                    1,226
      2,000   California State Public Works Board, Lease Revenue
                Bonds (Department of General Services--Capitol East
                End Complex), Series A, 5% due 12/01/2027 (a)             2,089
      5,955   California State, Various Purpose, GO, 5.25%
                due 12/01/2022 (d)                                        6,462
              East Side Union High School District, California, Santa
                Clara County, GO (Election of 2002):
      1,800        Series B, 5% due 8/01/2027 (b)                         1,892
      1,335        Series D, 5% due 8/01/2021 (g)                         1,435
      5,155        Series D, 5% due 8/01/2029 (g)                         5,458
              Los Angeles, California, Unified School District, GO:
      2,000        (Election of 1997), Series F, 5% due 1/01/2028 (b)     2,115
      6,850        Series A, 5% due 1/01/2028 (e)                         7,243
      2,565   Modesto, California, Schools Infrastructure Financing
                Agency, Special Tax Bonds, 5.50% due 9/01/2036 (a)        2,812
      5,005   San Francisco, California, City and County, GO
                (California Academy of Sciences Improvements),
                Series E, 5% due 6/15/2023 (e)                            5,327
      1,265   San Jose, California, GO (Libraries, Parks and Public
                Safety Projects), 5% due 9/01/2030 (e)                    1,332
              San Pablo, California, Joint Powers Financing Authority,
                Tax Allocation Revenue Refunding Bonds (e)(n):
      2,635        5.66% due 12/01/2024                                   1,093
      2,355        5.66% due 12/01/2025                                     922
      2,355        5.66% due 12/01/2026                                     875
      4,265   Santa Ana, California, Unified School District, GO, 5%
                due 8/01/2032 (e)                                         4,448
      3,145   Sequoia, California, Unified High School District, GO,
                Refunding, Series B, 5.50% due 7/01/2035 (d)              3,525
      4,540   Stockton, California, Public Financing Revenue Bonds
                (Redevelopment Projects), Series A, 5.25%
                due 9/01/2031 (h)                                         4,868
              Tustin, California, Unified School District, Senior Lien
                Special Tax Bonds (Community Facilities District
                Number 97-1), Series A (d):
      2,180        5% due 9/01/2032                                       2,270
      2,800        5% due 9/01/2038                                       2,909
      2,000   University of California Revenue Bonds (Multiple Purpose
                Projects), Series Q, 5% due 9/01/2022 (d)                 2,116
      3,480   West Contra Costa, California, Unified School District,
                GO, Series C, 5% due 8/01/2021 (b)                        3,711


Colorado--6.3%

    10,620    Aurora, Colorado, COP, 5.75% due 12/01/2010 (a)(f)         11,475


Florida--5.4%

      2,225   Miami-Dade County, Florida, Subordinate Special
                Obligation Revenue Bonds, Series A, 5.24%
                due 10/01/2037 (e)(n)                                       470
      3,850   Pasco County, Florida, Half-Cent Sales Tax Revenue
                Bonds, 5.125% due 12/01/2028 (a)                          4,076
        600   Pinellas County, Florida, Health Facilities Authority,
                Revenue Refunding Bonds (Pooled Hospital Loan
                Program), DATES, VRDN, 3.65% due 12/01/2015 (a)(i)          600



       Face
     Amount   Municipal Bonds                                             Value

Florida (concluded)

    $ 1,100   Sarasota County, Florida, Public Hospital Board,
                Hospital Revenue Bonds (Sarasota Memorial Hospital),
                VRDN, Series A, 3.64% due 7/01/2037 (a)(i)             $  1,100
              South Florida Water Management District, COP (a):
      1,175        5% due 10/01/2031                                      1,250
      2,275        5% due 10/01/2036                                      2,416


Georgia--2.4%

      4,000   Augusta, Georgia, Water and Sewer Revenue Bonds,
              5.25% due 10/01/2034 (d)                                    4,325


Illinois--9.1%

      7,965   Chicago, Illinois, GO, Series A, 6% due 7/01/2010 (b)(f)    8,690
      2,965   Chicago, Illinois, Park District, Limited Tax, GO,
                Series A, 5.75% due 1/01/2011 (b)(f)                      3,214
      4,500   Illinois State, GO, First Series, 6% due 1/01/2018 (b)      4,806
         45   Lake, Cook, Kane and McHenry Counties, Illinois,
                Community Unit School District Number 220, GO,
                5.75% due 12/01/2019 (b)                                     48


Indiana--1.2%

      2,000   Indiana Transportation Finance Authority, Highway
                Revenue Bonds, Series A, 5.25% due 6/01/2029 (b)          2,153


Massachusetts--9.5%

      3,375   Massachusetts Bay Transportation Authority, Sales Tax
                Revenue Refunding Bonds, Senior Series A, 5%
                due 7/01/2035                                             3,502
      2,105   Massachusetts Bay Transportation Authority, Special
                Assessment Revenue Refunding Bonds, Series A,
                5% due 7/01/2015 (f)                                      2,305
        565   Massachusetts State, HFA, Housing Development
                Revenue Refunding Bonds, AMT, Series A, 5.15%
                due 6/01/2011 (e)                                           568
      2,440   Massachusetts State, HFA, Rental Housing Mortgage
                Revenue Bonds, AMT, Series C, 5.50%
                due 7/01/2032 (d)                                         2,598
      8,000   Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A,
                5% due 8/15/2030 (d)                                      8,496


Michigan--2.3%

      2,035   Boyne City, Michigan, Public School District, GO,
                5.75% due 5/01/2009 (b)(f)                                2,142
              Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds, AMT (g):
        400        DRIVERS, Series 858Z, 7.08% due 12/01/2011(j)            463
      1,500        (Detroit Edison Pollution), Series B, 5.65%
                   due 9/01/2029                                          1,598


Minnesota--2.4%

      4,015   Sauk Rapids, Minnesota, Independent School District
                Number 47, GO, Series A, 5.65% due 2/01/2019 (e)          4,325


Missouri--5.1%

      2,000   Cape Girardeau, Missouri, School District Number 063,
                GO (Missouri Direct Deposit Program), 5.50%
                due 3/01/2018 (b)                                         2,109
              Mehlville, Missouri, School District Number R-9, COP,
                Series A (d):
      1,925        5.50% due 3/01/2014                                    2,064
      2,175        5.50% due 3/01/2015                                    2,328
      1,170        5.50% due 3/01/2016                                    1,254
      1,500        5.50% due 3/01/2017                                    1,607



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Schedule of Investments (continued)

BlackRock MuniHoldings Insured Fund, Inc.                        (In Thousands)


       Face
     Amount   Municipal Bonds                                             Value

Nebraska--2.1%

              Omaha Convention Hotel Corporation, Nebraska,
                Convention Center Revenue Bonds, First Tier,
                Series A (a):
    $ 1,585        5.50% due 4/01/2020                                 $  1,721
      2,000        5.50% due 4/01/2021                                    2,164


New Jersey--17.6%

              New Jersey EDA, Cigarette Tax Revenue Bonds:
      1,800        5.625% due 6/15/2018                                   1,875
      5,295        5.75% due 6/15/2029                                    5,761
      3,800        5.75% due 6/15/2034 (l)                                4,246
      6,700   New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A, 5.25% due 7/01/2033 (e)                  7,216
              New Jersey State Transportation Trust Fund Authority,
                Transportation System Revenue Bonds, Series D (d):
      3,020        5% due 6/15/2015 (f)                                   3,305
      3,685        5% due 6/15/2019                                       3,972
      5,500   New Jersey State Turnpike Authority, Turnpike Revenue
                Bonds, Series C, 5% due 1/01/2030 (d)                     5,828


New Mexico--2.0%

      3,325   New Mexico Finance Authority, Senior Lien State
                Transportation Revenue Bonds, Series A, 5.125%
                due 6/15/2018 (e)                                         3,609


New York--26.3%

     10,000   Nassau Health Care Corporation, New York, Health
                System Revenue Bonds, 5.75% due 8/01/2009 (d)(f)         10,772
              New York City, New York, GO (d):
      4,000        Series E, 5% due 11/01/2017                            4,323
      7,085        Series G, 5.75% due 10/15/2007 (f)                     7,303
              New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds, Series A:
      4,055        5% due 10/15/2020 (e)                                  4,369
      4,095        5.25% due 10/15/2027 (a)                               4,450
      4,000        5% due 10/15/2032 (a)                                  4,239
      3,505   New York State Dormitory Authority Revenue Bonds
                (School Districts Financing Program), Series D,
                5.25% due 10/01/2023 (e)                                  3,785
              Tobacco Settlement Financing Corporation of New York
                Revenue Bonds, Series C-1:
      4,900        5.50% due 6/01/2017                                    5,258
      3,430        5.50% due 6/01/2020 (b)                                3,746


Oregon--0.8%

      1,400   Portland, Oregon, Urban Renewal and Redevelopment
                Tax Allocation Bonds (Oregon Convention Center),
                Series A, 5.75% due 6/15/2015 (a)                         1,509


Pennsylvania--12.6%

      3,900   Pennsylvania State Higher Educational Facilities
                Authority, State System of Higher Education Revenue
                Bonds, Series O, 5.125% due 6/15/2024 (a)                 3,931
      6,045   Philadelphia, Pennsylvania, Airport Revenue Bonds
                (Philadelphia Airport System), AMT, Series B, 5.50%
                due 6/15/2017 (b)                                         6,218
      3,390   Pittsburgh, Pennsylvania, GO, Refunding, Series B,
                5.25% due 9/01/2017 (d)                                   3,780
      2,615   Pittsburgh, Pennsylvania, GO, Series C, 5.25%
                due 9/01/2017 (d)                                         2,916
      2,015   Seneca Valley, Pennsylvania, School District, GO, 5%
                due 1/01/2019 (b)                                         2,178



       Face
     Amount   Municipal Bonds                                             Value

Pennsylvania (concluded)

    $ 1,800   Washington County, Pennsylvania, Capital Funding
                Authority Revenue Bonds (Capital Projects and
                Equipment Program), 6.15% due 12/01/2029 (a)           $  1,925
      1,885   York County, Pennsylvania, School of Technology
                Authority, Lease Revenue Refunding Bonds, 5.50%
                due 2/15/2022 (b)                                         2,057


Rhode Island--4.7%

      5,000   Providence, Rhode Island, Redevelopment Agency
                Revenue Refunding Bonds (Public Safety and
                Municipal Buildings), Series A, 5.75%
                due 4/01/2010 (a)(f)                                      5,395
      2,870   Rhode Island State Health and Educational Building
                Corporation Revenue Bonds (Rhode Island School of
                Design), Series D, 5.50% due 8/15/2031 (g)                3,147


South Carolina--0.9%

      1,525   Medical University Hospital Authority, South Carolina,
                Hospital Facilities, Revenue Refunding Bonds, Series A,
                5.25% due 2/15/2025 (c)(e)                                1,638


Tennessee--2.8%

              Tennessee HDA, Revenue Refunding Bonds
                (Homeownership Program), AMT, Series A (d):
      2,580        5.25% due 7/01/2022                                    2,659
      2,370        5.35% due 1/01/2026                                    2,442


Texas--2.2%

        600   Bell County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Scott & White
                Memorial Hospital), VRDN, Series 2001-1, 3.63%
                due 8/15/2031 (e)(i)                                        600
        500   Harris County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Texas
                Children's Hospital), VRDN, Series B-1, 3.62%
                due 10/01/2029 (e)(i)                                       500
      2,759   Houston, Texas, Community College System, Participation
                Interests, COP (Alief Center Project), 5.75%
                due 8/15/2022 (e)                                         2,883


Virginia--0.8%

      1,500   Virginia State, HDA, Commonwealth Mortgage
                Revenue Bonds, Series H, Sub-Series H-1, 5.35%
                due 7/01/2031 (e)                                         1,557


Washington--4.8%

      4,000   Bellevue, Washington, GO, Refunding, 5.50%
                due 12/01/2039 (e)                                        4,437
      2,310   Chelan County, Washington, Public Utility District
                Number 001, Consolidated Revenue Bonds
                (Chelan Hydro System), AMT, Series A, 5.45%
                due 7/01/2037 (a)                                         2,479
      1,810   Snohomish County, Washington, Public Utility District
                Number 001, Electric Revenue Bonds, 5.50%
                due 12/01/2022 (d)                                        1,974


West Virginia--2.8%

      5,000   West Virginia State Housing Development Fund,
                Housing Finance Revenue Refunding Bonds, Series D,
                5.20% due 11/01/2021 (e)                                  5,190


Wisconsin--0.3%

        500   Wisconsin State Health and Educational Facilities
                Authority Revenue Bonds (Blood Center of
                Southeastern Wisconsin Project), 5.50% due
                6/01/2024                                                   535



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Schedule of Investments (concluded)

BlackRock MuniHoldings Insured Fund, Inc.                        (In Thousands)


       Face
     Amount   Municipal Bonds                                             Value

Wyoming--0.9%

    $ 1,500   Wyoming Student Loan Corporation, Student Loan
                Revenue Refunding Bonds, Series A, 6.20%
                due 6/01/2024                                          $  1,595


Puerto Rico--1.4%

        605   Puerto Rico Commonwealth, Public Improvement, GO,
                Refunding, Series B, 5.25% due 7/01/2032                    654
      1,870   Puerto Rico Public Buildings Authority, Government
                Facilities Revenue Refunding Bonds, Series D, 5.25%
                due 7/01/2036                                             1,969

              Total Municipal Bonds
              (Cost--$287,252)--163.1%                                  298,804



              Municipal Bonds Held in Trust (o)

Arkansas--4.3%

      7,420   Arkansas State Development Finance Authority,
                M/F Mortgage Revenue Refunding Bonds, Series C,
                5.35% due 12/01/2035 (c)(e)                               7,788


California--3.8%

      6,500   California Pollution Control Financing Authority,
                PCR, Refunding (Pacific Gas and Electric), AMT,
                Series A, 5.35% due 12/01/2016 (e)                        6,993


Illinois--2.6%

      4,300   Chicago, Illinois, O'Hare International Airport
                Revenue Bonds, Third Lien, AMT, Series B-2,
                6% due 1/01/2029 (g)                                      4,824



       Face
     Amount   Municipal Bonds Held in Trust (o)                           Value

Michigan--2.7%

              Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds (Detroit Edison Company
                Pollution Control Project), AMT (g):
    $ 1,200        Series A, 5.50% due 6/01/2030                       $  1,294
      3,500        Series C, 5.65% due 9/1/2029                           3,729


Texas--4.7%

      8,000   Dallas Forth Worth, Texas, International
                Airport Revenue Bonds, Series A, 5.50%
                due 11/01/2033 (e)                                        8,610

              Total Municipal Bonds Held in Trust
              (Cost--$32,001)--18.1%                                     33,238



     Shares
       Held   Short-Term Securities

         21   Merrill Lynch Institutional Tax-Exempt Fund,
                3.38% (k)(m)                                                 21

              Total Short-Term Securities
              (Cost--$21)--0.0%                                              21

Total Investments (Cost--$319,274*)--181.2%                             332,063
Other Assets Less Liabilities--0.5%                                         829
Liability for Trust Certificates,
  Including Interest Expense Payable--(8.5%)                           (15,612)
Preferred Stock, at Redemption Value--(73.2%)                         (134,038)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  183,242
                                                                     ==========


* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $      305,157
                                                     ==============
    Gross unrealized appreciation                    $       11,547
    Gross unrealized depreciation                             (101)
                                                     --------------
    Net unrealized appreciation                      $       11,446
                                                     ==============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FHA Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) XL Capital Insured.

(h) Radian Insured.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net          Dividend
    Affiliate                                     Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund      --            --++

      ++ Amount is less than $1,000.


(l) Assured Guaranty Insured.

(m) Represents the current yield as of October 31, 2006.

(n) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:

                                                Notional        Unrealized
                                                 Amount        Depreciation

    Pay a fixed rate of 3.856%
    and receive a floating rate
    based on 1-week USD Bond
    Market Association rate

    Broker, JPMorgan Chase
    Expires December 2016                       $15,700          $  (271)

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006


Statements of Net Assets
                                                                                                                    BlackRock
                                                                                                 BlackRock         MuniHoldings
                                                                                                MuniHoldings         Insured
As of October 31, 2006                                                                           Fund, Inc.         Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   369,808,904    $   332,041,787
       Investments in affiliated securities, at value**                                                  8,920             20,845
       Cash                                                                                             33,649             48,260
       Receivable for securities sold                                                                2,116,422         11,990,501
       Interest receivable                                                                           6,060,336          4,806,698
       Prepaid expenses                                                                                  2,182              2,351
                                                                                               ---------------    ---------------
       Total assets                                                                                378,030,413        348,910,442
                                                                                               ---------------    ---------------

Liabilities

       Trust certificates                                                                           22,622,500         15,460,000
       Unrealized depreciation on forward interest rate swaps                                               --            270,841
       Payable for securities purchased                                                                     --         15,494,938
       Interest expense payable                                                                        203,567            151,569
       Payable to investment adviser                                                                   159,514            126,126
       Payable to other affiliates                                                                       2,280              2,040
       Dividends payable to Common Stock shareholders                                                       --             86,251
       Offering costs payable                                                                           10,000                 --
       Accrued expenses                                                                                 43,098             38,231
                                                                                               ---------------    ---------------
       Total liabilities                                                                            23,040,959         31,629,996
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share*** of
       AMPS+++ at $25,000 per share liquidation preference                                         125,062,428        134,038,410
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   229,927,026    $   183,242,036
                                                                                               ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                                    $     1,904,771    $       643,728
       Accumulated realized capital losses--net                                                      (722,353)       (21,674,303)
       Unrealized appreciation--net                                                                 22,112,285         12,517,476
                                                                                               ---------------    ---------------
       Total accumulated earnings (losses)--net                                                     23,294,703        (8,513,099)
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++                                                      1,387,874          1,288,620
       Paid-in capital in excess of par                                                            205,244,449        190,466,515
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   229,927,026    $   183,242,036
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         16.57              14.22
                                                                                               ===============    ===============
       Market price                                                                            $         16.71              12.93
                                                                                               ===============    ===============
         * Identified cost of unaffiliated securities                                          $   347,696,619    $   319,253,470
                                                                                               ===============    ===============
        ** Identified cost of affiliated securities                                            $         8,920    $        20,845
                                                                                               ===============    ===============
       *** Preferred Stock authorized, issued and outstanding:
             Series A Shares                                                                             2,200              2,680
                                                                                               ===============    ===============
             Series B Shares                                                                             2,200              2,680
                                                                                               ===============    ===============
             Series C Shares                                                                               600                 --
                                                                                               ===============    ===============
        ++ Common Stock issued and outstanding                                                      13,878,738         12,886,200
                                                                                               ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006


Statements of Operations
                                                                                                                    BlackRock
                                                                                                 BlackRock         MuniHoldings
                                                                                                MuniHoldings         Insured
For the Six Months Ended October 31, 2006                                                        Fund, Inc.         Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned                                $     9,907,190    $     7,657,906
       Dividends from affiliates                                                                           152                353
                                                                                               ---------------    ---------------
       Total income                                                                                  9,907,342          7,658,259
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                        971,368            867,662
       Interest expense and fees                                                                       420,832            304,213
       Commission fees                                                                                 159,921            172,756
       Accounting services                                                                              64,338             59,339
       Professional fees                                                                                30,568             27,208
       Transfer agent fees                                                                              28,182             24,423
       Directors' fees and expenses                                                                     16,019             15,932
       Printing and shareholder reports                                                                 12,097              9,973
       Custodian fees                                                                                   10,584              9,667
       Pricing fees                                                                                      9,389              7,587
       Listing fees                                                                                      8,420              8,452
       Other                                                                                            20,134             20,840
                                                                                               ---------------    ---------------
       Total expenses before waiver and/or reimbursement                                             1,751,852          1,528,052
       Waiver and/or reimbursement of expenses                                                             (9)          (104,400)
                                                                                               ---------------    ---------------
       Total expenses after waiver and/or reimbursement                                              1,751,843          1,423,652
                                                                                               ---------------    ---------------
       Investment income--net                                                                        8,155,499          6,234,607
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on investments--net                                                      (549,571)             25,684
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          7,034,128          5,989,684
           Forward interest rate swaps--net                                                                 --          (270,841)
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                     7,034,128          5,718,843
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                       6,484,557          5,744,527
                                                                                               ---------------    ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                      (2,183,183)        (2,326,222)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $    12,456,873    $     9,652,912
                                                                                               ===============    ===============

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006


Statements of Changes in Net Assets                                   (As Restated for the Year Ended April 30, 2006. See Note 6)

                                                                                                   BlackRock MuniHoldings
                                                                                                          Fund, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                 October 31,        April 30,
Increase (Decrease) in Net Assets:                                                                   2006              2006
Operations

       Investment income--net                                                                  $     8,155,499    $    16,071,908
       Realized gain (loss)--net                                                                     (549,571)          3,410,926
       Change in unrealized appreciation--net                                                        7,034,128        (3,458,804)
       Dividends to Preferred Stock shareholders                                                   (2,183,183)        (3,250,051)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         12,456,873         12,773,979
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (6,475,808)       (14,886,804)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (6,475,808)       (14,886,804)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from the issuance of Preferred Stock                       --          (253,446)
       Value of shares issued to Common Stock shareholders in reinvestment of dividends                288,359            805,613
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                    288,359            552,167
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            6,269,424        (1,560,658)
       Beginning of period                                                                         223,657,602        225,218,260
                                                                                               ---------------    ---------------
       End of period*                                                                          $   229,927,026    $   223,657,602
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,904,771    $     2,408,263
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006


Statements of Changes in Net Assets                                   (As Restated for the Year Ended April 30, 2006. See Note 6)

                                                                                                   BlackRock MuniHoldings
                                                                                                      Insured Fund, Inc.

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                 October 31,        April 30,
Increase (Decrease) in Net Assets:                                                                   2006              2006
Operations

       Investment income--net                                                                  $     6,234,607    $    12,512,241
       Realized gain--net                                                                               25,684          2,359,520
       Change in unrealized appreciation/depreciation--net                                           5,718,843        (8,816,645)
       Dividends to Preferred Stock shareholders                                                   (2,326,222)        (3,639,222)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          9,652,912          2,415,894
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (4,200,901)       (10,717,062)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (4,200,901)       (10,717,062)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                     --            269,995
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                         --            269,995
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            5,452,011        (8,031,173)
       Beginning of period                                                                         177,790,025        185,821,198
                                                                                               ---------------    ---------------
       End of period*                                                                          $   183,242,036    $   177,790,025
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       643,728    $       936,244
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006


Financial Highlights                      (As Restated for the Years Ended April 30, 2006, 2005, 2004, 2003 and 2002. See Note 6)

                                                                       BlackRock MuniHoldings Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information              October 31,                        For the Year Ended April 30,
provided in the financial statements.               2006          2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     16.14   $     16.31   $     15.54   $     15.07   $     14.50   $     13.76
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net                              .59++++      1.16++++      1.20++++      1.25++++      1.25++++          1.17
Realized and unrealized gain (loss)--net                .47      --++++++           .84           .40           .40           .66
Less dividends to Preferred Stock
  shareholders from investment income--net            (.16)         (.23)         (.12)         (.07)         (.10)         (.16)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .90           .93          1.92          1.58          1.55          1.67
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends to Common Stock
  shareholders from investment income--net            (.47)        (1.08)        (1.15)        (1.11)         (.98)         (.93)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs resulting
  from the issuance of Preferred Stock                   --         (.02)            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     16.57   $     16.14   $     16.31   $     15.54   $     15.07   $     14.50
                                                ===========   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period           $     16.71   $     16.20   $     16.12   $     14.43   $     14.43   $     13.38
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return++

Based on net asset value per share                 5.65%+++         5.69%        12.95%        10.94%        11.54%        12.64%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Based on market price per share                    6.15%+++         7.34%        20.22%         7.58%        15.75%         8.51%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement
  and excluding interest expense**                   1.17%*         1.15%         1.13%         1.14%         1.18%         1.21%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement**               1.54%*         1.32%         1.20%         1.23%         1.37%         1.46%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total expenses**                                     1.54%*         1.32%         1.20%         1.24%         1.37%         1.46%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total investment income--net**                       7.18%*         7.15%         7.61%         7.98%         8.40%         8.03%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred
  Stock shareholders                                 1.92%*         1.45%          .74%          .45%          .66%         1.08%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common
  Stock shareholders                                 5.26%*         5.70%         6.87%         7.53%         7.74%         6.95%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders             3.46%         2.76%         1.47%          .88%         1.23%         1.96%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)                  $   229,927   $   223,658   $   225,218   $   214,473  $    207,960  $    200,091
                                                ===========   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at
  liquidation preference, end of
  period (in thousands)                         $   125,000   $   125,000   $   110,000   $   110,000   $   110,000   $   110,000
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                       8%           45%           34%           41%           46%           56%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                       $     2,839   $     2,789   $     3,047   $     2,950   $     2,891   $     2,819
                                                ===========   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                $       442   $       688   $       366   $       220   $       315   $       492
                                                ===========   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net                $       435   $       684   $       365   $       223   $       302   $       490
                                                ===========   ===========   ===========   ===========   ===========   ===========
Series C***--Investment income--net             $       424   $       389            --            --            --            --
                                                ===========   ===========   ===========   ===========   ===========   ===========

     * Annualized.

    ** Do not reflect the effect of dividends to Preferred
       Stock shareholders.

   *** Series C was issued October 19, 2005.

    ++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

  ++++ Based on average shares outstanding.

++++++ Amount is less than $(.01).

   +++ Aggregate total investment return.

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006


Financial Highlights                      (As Restated for the Years Ended April 30, 2006, 2005, 2004, 2003 and 2002. See Note 6)

                                                                   BlackRock MuniHoldings Insured Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information              October 31,                        For the Year Ended April 30,
provided in the financial statements.               2006          2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     13.80   $     14.44   $     14.12   $     14.48   $     13.78   $     13.29
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net                              .48++++       .97++++      1.01++++      1.04++++      1.06++++          1.07
Realized and unrealized gain (loss)--net                .45         (.50)           .38         (.42)           .62           .44
Less dividends to Preferred Stock
  shareholders from investment income--net            (.18)         (.28)         (.16)         (.09)         (.13)         (.21)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .75           .19          1.23           .53          1.55          1.30
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends to Common Stock shareholders
  from investment income--net                         (.33)         (.83)         (.91)         (.89)         (.85)         (.81)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     14.22   $     13.80   $     14.44  $      14.12   $     14.48   $     13.78
                                                ===========   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period           $     12.93   $     13.10   $     13.70   $     12.64   $     13.50   $     12.65
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                  5.71%++         1.46%         9.35%         4.07%        12.04%        10.28%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Based on market price per share                     1.25%++         1.51%        15.90%        (.07%)        13.79%         4.38%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and reimbursement
  and excluding interest expense***                  1.24%*         1.24%         1.24%         1.24%         1.28%         1.30%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total expenses, net of waiver and
  reimbursement***                                   1.58%*         1.82%         1.60%         1.25%         1.36%         1.48%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total expenses***                                    1.69%*         1.93%         1.70%         1.35%         1.46%         1.58%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Total investment income--net***                      6.91%*         6.87%         7.09%         7.12%         7.55%         7.75%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Stock
  shareholders                                       2.58%*         2.00%         1.09%          .65%          .91%         1.50%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common Stock
  shareholders                                       4.33%*         4.87%         6.00%         6.47%         6.64%         6.25%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders             3.44%         2.72%         1.50%          .90%         1.23%         1.99%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)                  $   183,242   $   177,790   $   185,821   $   181,726   $   186,372   $   177,286
                                                ===========   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at liquidation
  preference, end of period (in thousands)      $   134,000   $   134,000   $   134,000   $   134,000   $   134,000   $   134,000
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      17%           59%           43%           41%           48%           47%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                       $     2,367   $     2,327   $     2,387   $     2,356   $     2,391   $     2,323
                                                ===========   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                $       433   $       686   $       372   $       225   $       313   $       502
                                                ===========   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net                $       435   $       672   $       376   $       228   $       302   $       491
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
        Total investment returns exclude the effects of sales charges.

    *** Do not reflect the effect of dividends to Preferred Stock shareholders.

     ++ Aggregate total investment return.

   ++++ Based on average shares outstanding.

        See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. were renamed BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. (the "Funds" or individually as the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MHD and MUS, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Notes to Financial Statements (continued)


* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--Certain Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At October 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:


                                                             Underlying
                                                              Municipal
                            Liability for     Range of            Bonds
                                    Trust     Interest      Transferred
                                  Payable        Rates          to TOBs


BlackRock MuniHoldings                         3.60% -
  Fund, Inc.                  $22,622,500        3.61%      $47,994,043

BlackRock MuniHoldings                         3.60% -
  Insured Fund, Inc.          $15,460,000        3.63%      $33,238,172


Financial transactions executed through TOBs generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investment in TOB Residuals likely will adversely affect the Funds' investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Notes to Financial Statements (continued)


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the BlackRock MuniHoldings Fund, Inc. Preferred Stock were charged to capital at the time of issuance of the shares.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on each of the Fund's financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and formerly FAM) has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager and/or FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. The reimbursements were as follows:


                                    For the Period       For the Period
                                    May 1, 2006 to       Sept. 30, 2006
                                    Sept. 29, 2006     to Oct. 31, 2006
                                     Reimbursement        Reimbursement
                                            by FAM       by the Manager

BlackRock MuniHoldings
  Fund, Inc.                                  $  8                  $ 1
BlackRock MuniHoldings
  Insured Fund, Inc.                          $ 17                  $ 3


In addition, FAM and/or the Manager has agreed to waive its management fee based on the proceeds of Preferred Stock that exceeds 35% of each Fund's total net assets. The waivers were as follows:


                                                    FAM

                                    For the Period       For the Period
                                    May 1, 2006 to       May 1, 2006 to
                                    Sept. 29, 2006       Sept. 29, 2006
                                       Fees Earned          Fees Waived

BlackRock MuniHoldings
  Insured Fund, Inc.                      $725,103             $ 87,950



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Notes to Financial Statements (continued)


                                                 Manager

                                    For the Period       For the Period
                                    Sept. 30, 2006       Sept. 30, 2006
                                  to Oct. 31, 2006     to Oct. 31, 2006
                                       Fees Earned          Fees Waived

BlackRock MuniHoldings
  Insured Fund, Inc.                      $142,559             $ 16,430


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid by each Fund to the Manager.

The Funds reimbursed FAM and/or the Manager for certain accounting services. The reimbursements were as follows:


                                    For the Period       For the Period
                                    May 1, 2006 to       Sept. 30, 2006
                                    Sept. 29, 2006     to Oct. 31, 2006
                                     Reimbursement        Reimbursement
                                            to FAM       to the Manager

BlackRock MuniHoldings
  Fund, Inc.                                $1,700               $1,995
BlackRock MuniHoldings
  Insured Fund, Inc.                        $1,495               $1,828


Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of Merrill Lynch, FAM, MLIM, and/or PSI.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2006 were as follows:


                                                              BlackRock
                                         BlackRock         MuniHoldings
                                      MuniHoldings              Insured
                                        Fund, Inc.           Fund, Inc.

Total Purchases                        $33,372,144          $59,956,412
Total Sales                            $30,719,488          $56,632,511


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock

BlackRock MuniHoldings Fund, Inc.

Shares issued and outstanding during the six months ended October 31, 2006 and during the year ended April 30, 2006 increased by 17,588 and 49,412, respectively, as a result of dividend reinvestment.


BlackRock MuniHoldings Insured Fund, Inc.

Shares issued and outstanding during the six months ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended April 30, 2006 increased by 18,659 as a result of dividend reinvestment.


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2006 were as follows:

                                                              BlackRock
                                         BlackRock         MuniHoldings
                                      MuniHoldings              Insured
                                        Fund, Inc.           Fund, Inc.

Series A                                     3.29%                3.50%
Series B                                     3.49%                3.42%
Series C                                     3.48%                   --


BlackRock MuniHolding Fund, Inc.

Shares issued and outstanding during the six months ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended April 30, 2006 increased by 600 from the issuance of an additional series of Preferred Stock.


BlackRock MuniHoldings Insured Fund, Inc.

Shares issued and outstanding during the six months ended October 31, 2006 and the year ended April 30, 2006 remained constant.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Notes to Financial Statements (continued)


Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2006, MLPF&S earned commissions as follows:

                                                        Commissions

BlackRock MuniHoldings Fund, Inc.                           $83,774
BlackRock MuniHoldings Insured Fund, Inc.                   $85,876


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.077000 per share and $.053000 per share relating to BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc., respectively, on November 29, 2006 to shareholders of record on November
14, 2006.


6. Capital Loss Carryforward:

BlackRock MuniHoldings Fund, Inc.

On April 30, 2006, the Fund had a net capital loss carryforward of $44,718, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


BlackRock MuniHoldings Insured Fund, Inc.

On April 30, 2006, the Fund had a net capital loss carryforward of $18,567,763, of which $8,983,850 expires in 2008 and $9,583,913 expires in
2009. This amount will be available to offset like amounts of any future taxable gains.


7. Restatement Information:
Prior to the issuance of its October 31, 2006 financial statements, the Funds determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds during the fiscal years ended April 30, 2006, 2005, 2004, 2003 and 2002, and that transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Funds have restated as of April 30, 2006 the statements of changes in net assets for the year then ended, the financial highlights for each of the five years in the period then ended to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

Statements of Changes in Net Assets
For the Year Ended April 30, 2006

                                                         BlackRock MuniHoldings              BlackRock MuniHoldings
                                                               Fund, Inc.                      Insured Fund, Inc.

                                                        Previously                        Previously
                                                         Reported       Restated           Reported       Restated
Realized gain--net                                    $  3,393,460   $  3,410,926       $  2,414,485   $  2,359,520
Change in unrealized appreciation/depreciation--net   $ (3,441,338)  $ (3,458,804)      $ (8,871,610)  $ (8,816,645)


Financial Highlights for BlackRock MuniHoldings Fund, Inc.
For the Year Ended April 30, 2006, 2005, 2004, 2003 and 2002

                                                         2006                          2005                          2004

                                              Previously                    Previously                    Previously
                                                Reported     Restated         Reported     Restated         Reported     Restated
Total expenses, net of reimbursement**             1.15%        1.32%            1.13%        1.20%            1.14%        1.23%
Total expenses**                                   1.15%        1.32%            1.13%        1.20%            1.15%        1.24%
Portfolio turnover                                53.60%          45%           36.23%          34%           42.89%          41%

   ** Do not reflect the effect of dividends to Preferred Stock shareholders.



                                                                                       2003                          2002

                                                                            Previously                    Previously
                                                                              Reported     Restated         Reported     Restated
Total expenses, net of reimbursement**                                           1.18%        1.37%            1.21%        1.46%
Total expenses**                                                                 1.18%        1.37%            1.21%        1.46%
Portfolio turnover                                                              50.68%          46%           62.94%          56%

   ** Do not reflect the effect of dividends to Preferred Stock shareholders.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Notes to Financial Statements (concluded)

Financial Highlights for BlackRock MuniHoldings Insured Fund, Inc.
For the Year Ended April 30, 2006, 2005, 2004, 2003 and 2002
                                                          2006                         2005                          2004

                                                Previously                  Previously                    Previously
                                                  Reported     Restated       Reported     Restated         Reported     Restated
Total expenses, net of waiver and reimbursement***   1.24%        1.82%          1.24%        1.60%            1.24%        1.25%
Total expenses***                                    1.35%        1.93%          1.35%        1.70%            1.34%        1.35%
Portfolio turnover                                  63.53%          59%         51.81%          43%           39.94%          41%

   *** Do not reflect the effect of dividends to Preferred Stock shareholders.


                                                                                       2003                          2002

                                                                            Previously                    Previously
                                                                              Reported     Restated         Reported     Restated
Total expenses, net of waiver and reimbursement***                               1.28%        1.36%            1.30%        1.48%
Total expenses***                                                                1.38%        1.46%            1.39%        1.58%
Portfolio turnover                                                              49.59%          48%           46.69%          47%

   *** Do not reflect the effect of dividends to Preferred Stock shareholders.


While the Statements of Net Assets for the Funds as of April 30, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for each of the Funds for the years ended April 30, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments--net, and the change in unrealized appreciation/depreciation on investments--net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for each of the Funds for the years ended April 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) on investments--net, and change in unrealized appreciation/ depreciation--net, by corresponding and offsetting amounts.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreements--Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), each Fund's Board of Directors considered and approved a new investment advisory agreement (each a "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). Each Fund's shareholders subsequently approved the Fund's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Fund's investment advisory agreement with the Previous Investment Adviser (each a "Previous Investment Advisory Agreement").

Each Fund's Board discussed the Fund's BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Fund's Board, including the independent directors, approved the Fund's BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist each Fund's Board in its consideration of the Fund's BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At each Fund's Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's BlackRock Investment Advisory Agreement.

In connection with the directors' review of each Fund's BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to either of the Funds or their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that each Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek Board approval before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each Fund's BlackRock Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees would increase under the pertinent BlackRock Investment Advisory Agreement, but would remain the same;

* that in November 2005, each Fund's Board had performed a full annual review of the pertinent Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of each Fund in connection with the consideration by the Board of the Fund's BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the Fund's BlackRock Investment Advisory Agreement, each Fund's Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the Fund's BlackRock Investment Advisory Agreement, each Fund's
Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to each Fund's Board meeting to consider renewal of the Fund's Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Fund's Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



In their deliberations, each Fund's directors considered information received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's BlackRock Investment Advisory Agreement. The directors of neither Fund identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. Each Fund's directors, including a majority of the independent directors, concluded that the terms of the Fund's BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, quality and scope of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of the receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change either of the Funds' portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with their most recent review of the Fund's Previous Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the Fund's BlackRock Investment Advisory Agreement, each Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. Each Fund's directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Fund's Previous Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their most recent deliberations concerning the Fund's Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the most recent review of each Fund's Previous Investment Advisory Agreement, the Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. Each Fund's directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable in relation to the services provided and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the Fund's BlackRock Investment Advisory Agreement, each Fund's directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Fund's Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, each Fund's directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Investment Performance--Each Fund's Board considered investment performance for the Fund. Each Fund's directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, each Board attaches more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of each Fund deliberated in executive session, each Fund's entire Board, including the independent directors, approved the Fund's BlackRock Investment Advisory Agreement, concluding that the management fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the Fund's BlackRock Investment Advisory Agreement, each Fund's Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreements--Matters Considered by the Boards

At an in-person meeting held on August 14 - 16, 2006, each Fund's Board of Directors, including the independent directors, discussed and approved the Fund's sub-advisory agreement (each, a "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). Each Fund's BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's BlackRock Investment Advisory Agreement became effective.

Pursuant to each Fund's BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of any of the Funds as a result of the Fund's BlackRock Sub-Advisory Agreement.

In approving the Fund's BlackRock Sub-Advisory Agreement at the August in-person meeting, each Fund's Board reviewed its considerations in connection with its approval of the Fund's BlackRock Investment Advisory Agreement in May 2006. Each Fund's Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the Fund's BlackRock Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided in each Fund's BlackRock Sub-Advisory Agreement, the Fund's Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of each Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the Fund's BlackRock Sub-Advisory Agreement. Each Fund's Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After each Fund's independent directors deliberated in executive session, each Fund's entire Board, including the independent directors, approved the Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.




SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2006

           (a)(1) BlackRock MuniHoldings Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. O'Connor is also the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Jaeckel has been a member of the Fund's management team since 2006 and Mr. O'Connor has been the Fund's portfolio manager since 2006.

           Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

           Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

           (a)(2) As of October 31, 2006:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Walter
   O'Connor                        82                 0                0           0                 0                 0
                     $ 30,160,658,023           $     0          $     0     $     0           $     0           $     0

   Theodore R.
   Jaeckel, Jr.                    82                 0                0           0                 0                 0
                     $ 30,160,658,023           $     0          $     0     $     0           $     0           $     0

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of October 31, 2006:

     Portfolio Manager Compensation
     The portfolio manager compensation program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

     Compensation Program
     The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

     Base Salary
     Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

     Performance-Based Compensation
     BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program.

     BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

     Cash Bonus
     Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

     Stock Bonus
     A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

     The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

     Other Compensation Programs
     Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

     Other Benefits
     Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.   As of October 31, 2006,
                  Mr. O'Connor does not beneficially own any stock issued by the Fund. As of October 31, 2006, Mr. Jaeckel beneficially owns stock issued by the Fund in the range of $1 - $10,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in
           Item 1 of this filing. As a result, management of the Registrant has reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

           Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

           Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

           A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

           Prior to the filing of this Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). Accordingly, the Registrant's financial statements as of and for the period ended October 31, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

           Management of the Registrant believes that subsequent to the adjustments, the Registrant's accounting treatment of such transfers is appropriate under SFAS 140. Additionally, management of the Registrant is taking such further actions as are necessary to enhance its internal control over financial reporting, and in doing so, increase the effectiveness of such controls, so that such transfers of assets are reviewed and evaluated appropriately under the provisions of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the Registrant is further enhancing controls related to the application of SFAS 140.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniHoldings Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Fund, Inc.


Date: January 18, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Fund, Inc.


Date: January 18, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock MuniHoldings Fund, Inc.


Date: January 18, 2007